UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	December 14, 2012

Village Super Market, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-2633	22-1576170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

733 Mountain Avenue
Springfield, New Jersey	07081
(Address of principal executive offices)	(Zip Code)

(973) 467-2200
Registrant’s telephone number, including area code:

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on December 14, 2012.  The following persons were elected as directors pursuant to the following votes:

Directors	For	Withheld
James Sumas	34,766,199	2,183,482
Robert Sumas	34,659,133	2,290,548
William Sumas	35,803,023	1,146,658
John P. Sumas	34,626,299	2,323,382
Nicholas Sumas	34,876,854	2,072,827
John J. Sumas	35,803,023	1,146,658
Kevin Begley	34,659,534	2,290,147
Steven Crystal	36,820,342	129,339
David Judge	36,830,386	119,295
Peter Lavoy	36,830,386	119,295
Stephen Rooney	36,830,386	119,295

The shareholders approved a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year. The vote totals were as follows: For – 43,813,121; Against – 13,594; Abstain – 7,408.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Super Market, Inc.

December 14, 2012	By:	/s/ Kevin R. Begley

Name: Kevin R. Begley
Title: Chief Financial Officer